SUPPLEMENT TO THE

PROSPECTUSES

OF

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN MONEY MARKET FUNDS

(Each an “Evergreen Money Market Fund,” together the “Evergreen Money Market Funds”)

I.              The following applies to all share class prospectuses of each Evergreen Money Market Fund:

Each Evergreen Money Market Fund calculates its net asset value (NAV) multiple times per day, at the times shown below.  Purchase or redemption orders received by an Evergreen Money Market Fund in good order will generally be processed when the Evergreen Money Market Fund next calculates its NAV.  In the case of exchange orders, the exchange order is deemed to be a request for the redemption of shares of the Evergreen Money Market Fund and for the purchase of shares of the other Evergreen fund, each to be processed at the next time when both funds calculate their respective NAVs at the same time, which will generally be at 4:00 p.m. if shares of a non-Evergreen Money Market Fund are being purchased.

Accordingly, effective December 30, 2009, the following replaces the first paragraph of the subsection entitled “Calculating a Fund’s Share Price” in the Evergreen Money Market Funds’ prospectuses:

The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund’s total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund will normally calculate its NAV at the following times on each day the New York Stock Exchange (NYSE) is open for regular trading:

Evergreen Fund	NAV Calculation Times (Eastern time)
Institutional Money Market Fund, Institutional Treasury Money Market Fund, Institutional U.S. Government Money Market Fund, Prime Cash Management Money Market Fund	10:00a.m., 12:00p.m., 2:00p.m., 3:00p.m., 4:00p.m. and 5:00p.m.
U.S. Government Money Market Fund, Money Market Fund and Treasury Money Market Fund	10:00a.m., 12:00p.m., 2:00p.m. and 4:00p.m.

California Municipal Money Market Fund, Institutional 100% Treasury Money Market Fund, Institutional Municipal Money Market Fund, Municipal Money Market Fund, New Jersey Municipal Money Market Fund, New York Municipal Money Market Fund, and Pennsylvania Municipal Money Market Fund,

10:00a.m., 12:00p.m. and 4:00p.m.

The Evergreen funds reserve the right to adjust the times that a Fund calculates its NAV if the NYSE closes early or under other unusual circumstances and to reduce the number of times a Fund calculates its NAV to as infrequently as once a day, without advance notice to shareholders. A Fund will generally calculate its NAV only as of the latest time shown above if it reduces the number of times that it calculates its NAV to once daily.

II.            The following applies to all share class prospectuses of each Evergreen Money Market Fund Fund except the Class S prospectus of Evergreen California Municipal Money Market Fund, Evergreen Money Market Fund, Evergreen Municipal Money Market Fund, Evergreen New Jersey Municipal Money Market Fund, Evergreen New York Municipal Money Market Fund, Evergreen Pennsylvania Municipal Money Market Fund, Evergreen Treasury Money Market Fund and Evergreen U.S. Government Money Market Fund:

In the section entitled “Buying and Selling Fund Shares”, the first and second paragraphs following the bullet points in the sub-section entitled “Requests in ‘Good Order’” are replaced with the following:

Purchase and redemption requests received by the Fund in good order will be processed at the next NAV calculated after the Fund receives the purchase or redemption request.  An order to exchange shares of the Fund for another Evergreen fund will be processed the next time when both funds calculate their respective NAVs at the same time, which will generally be at 4:00 p.m. if shares of a non-Evergreen Money Market Fund are being purchased.1

Purchase and redemption requests that are in good order and are received by the Fund at or after the time of the Fund’s last daily NAV calculation will be processed at the first NAV calculated the following business day. 1

                Footnote 1 in the section entitled “Requests in ‘Good Order’” in the Class A, B, C, and I shares prospectus for Evergreen California Municipal Money Market Fund, Evergreen Money Market Fund,

Evergreen Municipal Money Market Fund, Evergreen New Jersey Municipal Money Market Fund, Evergreen New York Municipal Money Market Fund, Evergreen Pennsylvania Municipal Money Market Fund, Evergreen Treasury Money Market Fund and Evergreen U.S. Government Money Market Fund is replaced with the following:

1. The Fund’s shares may be made available through financial services firms which are also investment dealers and which have a service agreement with EIS.  These financial services firms may charge transaction fees.  The Fund will process purchase and redemption orders placed through such financial services firms at the next NAV calculated after the Fund receives the purchase or redemption request from the financial services firm in good order.  An order to exchange shares of one fund for another Evergreen fund will be processed the next time when both funds calculate their respective NAVs at the same time, which will generally be at 4:00 p.m. if shares of a non-Evergreen Money Market Fund are being purchased.

December 30, 2009	585842 (12/09)